Bank Loans	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Bank Loans

10. BANK LOANS

	December 31, 2020	December 31, 2019
Secured short-term loans	$6,210,176	$6,584,664
Total short-term bank loans	$6,210,176	$6,584,664

Detailed information of secured short-term loan balances as of December 31, 2020 and 2019 were as follows:

	December 31, 2020	December 31, 2019
Collateralized by office buildings of IST and guaranteed by Mr. Lin and Biznest	$3,976,960	$4,017,664
Guaranteed by IST and Mr. Lin and Collateralized by the real property of ISIOT and equity investment of ISTIL	2,019,072	1,985,874
Guaranteed by IST and guaranteed by Mr. Lin and guaranteed by DU YONG	-	258,278
Guaranteed by a $ 0.2 million restricted bank time deposit	214,144
Guaranteed by High-tech Investment Company(i) and Mr. Lin	-	322,848
Total	$6,210,176	$6,584,664

(i) High-tech Investment Company is an unrelated third party.

As of December 31, 2020 the Company had short-term bank loans of approximately $6.2 million, which mature on various dates from April 29, 2021 to September 14, 2021. The short-term bank loans may be extended for another year by the banks without additional charges to the Company upon maturity. The bank borrowings are in the form of credit facilities. Amounts available to the Company from the banks are based on the amount of collateral pledged or the amount guaranteed by the Company’s subsidiaries. These borrowings bear interest rates ranging from 4.95% to 6.22% per annum. The weighted average interest rates on short term debts were approximately 5.59%, 6.56% and 6.43% for the year ended December 31, 2020, 2019, and 2018, respectively. The interest expenses were approximately $0.4 million, $0.5 million and $0.5 million, respectively, for the same periods, respectively.